UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Corn Products International, Inc.
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M11870 Meeting Information Meeting Type: Annual For holders as of: 3/23/09 Date: 5/20/2009 Time: 9:00 a.m. CDT Location: Dear Stockholder, you are receiving this Notice because the proxy materials for our 2009 Annual Meeting of Stockholders are available on the Internet. You should review these materials before you cast your vote. This is not a ballot. You cannot use this notice to vote these shares.This communication presents only an overview of the more complete proxy materials. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. CORN PRODUCTS INTERNATIONAL, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 20, 2009 Westbrook Corporate Center Meeting Facility Annex between Towers 2 and 5 Westchester, Illinois 60154 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154

M11871 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please retain this Notice if you wish to attend the Annual Meeting of Stockholders in person. You must present this Notice at the door for admission of yourself and one guest. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/6/09. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. To ratify the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and its subsidiaries, in respect of the Company’s operations in 2009. 01) Luis Aranguren-Trellez 02) Paul Hanrahan 03) William S. Norman THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2. 1. To elect the following Nominees to serve as Class III Directors for a term expiring at the 2012 Annual Meeting of Stockholders: Nominees: THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO ITEM 3. 3. To request the Board of Directors to Eliminate Classification of the Terms of the Board of Directors to Require that All Directors Stand for Election Annually. 4. To transact other business, if any, that is properly brought before the meeting and any adjournment or adjournments thereof. M11872

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